SUPPLEMENT TO THE
FIDELITY NEW MILLENNIUM(trademark) FUND
PROSPECTUS
DATED JANUARY 26, 1996
The following information supplements that found in the "Transaction Details" section beginning on page 25.
Effective the close of business on May 15, 1996, the fund's shares will no longer be available to new accounts. Shareholders of the fund on or prior to that date, including participants in an employee benefit plan which offered the fund on or prior to that date (except participants in an employee benefit plan for which an affiliate of FMR maintains the accounts at the participant level other than pursuant to a recordkeeping agreement), will continue to be able to purchase shares of the fund.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page 10.
CASH MANAGEMENT. The fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
   The following information replaces the similar information found in the "How to Buy Shares" section on page 18.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO INVESTOR SERVICES, PAGE 22.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or minimum initial or subsequent investment for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
The following information replaces the similar information found in the "Sales Charge Reductions and Waivers" section beginning on page 29.
The fund's sales charge will not apply:
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
       7. If you are a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.

SUPPLEMENT TO THE FIDELITY NEW MILLENNIUM(trademark) FUND
A FUND OF MT. VERNON STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 26, 1996

The following information replaces the similar information found in the "Investment Policies and Limitations" section on page 3.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces the similar information found in the "Additional Purchase and Redemption Information" section on page 15.
The sales charge will not apply:
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption (1) above) of such employer, maintained at least one employee benefit plan that qualified for exemption
(1) and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution, or (b) the distribution is transferred directly from the plan into another Fidelity account;
   (8.) to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
The fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchase made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in the following prototype or prototype-like retirement plans sponsored by FMR or FMR Corp.: The Fidelity IRA, the Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan).